                                                                  EXHIBIT 10.4.3


                              ASSIGNMENT OF LEASE

     THIS ASSIGNMENT OF LEASE (the "Assignment") is made and entered into as of the 16th day of September, 1997 (the "Effective Date"), by and between ATLANTIC DESIGN COMPANY, INC., a New York corporation ("Assignor") and THE SMT CENTRE S.E. INC., a North Carolina corporation (the "Assignee").

                                   RECITALS:
                                   --------

     A. Pursuant to the terms and conditions set forth in that certain Asset Purchase Agreement entered into as of the 16th day of September, 1997 (the "Agreement"), pursuant to which Assignor agreed to sell certain assets described therein, including all of the Assignor's right, title and interest in and to that certain Lease Agreement between Garrett and Garrett (the "Landlord") and Assignor dated as of the 1st day of September, 1996 and that certain Letter of Understanding between Landlord and Assignor dated January 7, 1997 (the Original Lease, as amended, shall hereinafter be called the "Lease").

     B. The Lease covers certain real property and improvements located in Charlotte, North Carolina at 5601 Wilkinson Boulevard, such property being more particularly described in the Lease (the "Property").

     C. As contemplated by the terms of the Agreement, the Assignor and the Assignor now desire to enter into this Assignment to evidence the assignment of the Lease to the Assignee and the assumption of the obligations thereunder by the Assignee, all on the terms and conditions set forth herein.

                                   AGREEMENT:
                                   ---------

     NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee do hereby agree as follows:

     SECTION 1.  Assignment.  As of the Effective Date, Assignor has conveyed,
                 ----------
assigned and transferred and by these presents does hereby convey, assign, transfer and set over unto Assignee all of its right, title and interest in and to the Lease.

     SECTION 2.  Assumption.  Assignee does hereby accept such assignment and
                 ----------
assumes and agrees to fulfill, observe, perform and discharge all of the obligations, duties, and liabilities of the Assignor under the Lease arising after the Effective Date.

     SECTION 3.  Representations and Warranties.  The representations and
                 ------------------------------
warranties contained in the Agreement shall not be deemed to have merged into this Assignment; provided, however, that except as set forth in the Contract and for the survival period set forth therein, this Assignment is made without representation or warranty, express or implied, and on an "As-Is" basis.

     SECTION 4.  Counterparts.  This Assignment may be executed in any number of
                 ------------
counterparts, each of which shall be deemed to be an original and all of which shall comprise but one and the same instrument.

                  [Remainder of Page Intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have executed this Assignment, under seal, as of the date set forth above.

                              ASSIGNOR:

                              ATLANTIC DESIGN COMPANY, INC.

ATTEST:



                              By:     /s/ John T. Boyd
---------------------------           -------------------------
               Secretary      Name:   John T. Boyd
--------------                        -------------------------
                              Title:  Sr. Vice President
                                      -------------------------

[Corporate Seal]



                              ASSIGNEE:

                              THE SMT CENTRE S.E., INC.

ATTEST:



/s/ Gordon H. Hall            By:    /s/ Paul Walker
------------------                   --------------------------
Assistant Secretary           Name:  Paul Walker
                                     --------------------------
                              Title: President
                                     --------------------------


[Corporate Seal]

                                    Consent
                                    -------

     By its execution below, the Landlord (i) consents to the assignment of the Lease to the Assignee, (ii) agrees that the Assignor shall be released from all liability under the Lease accruing after the Effective Date and (iii) confirms to the Assignee that the Lease is in full force and effect and to the best of Landlord's knowledge, the Assignor is not in default thereunder.


                              LANDLORD:

                              GARRETT AND GARRETT



                              By:    /s/ Blake P. Garrett, Jr.
                                     -----------------------------
                              Name:  Blake P. Garrett, Jr.
                                     -----------------------------
                              Title: Partner
                                     ----------------------------------

STATE OF North Carolina

COUNTY OF Mecklenburg

     I, Janet Salyer, a Notary Public of the aforesaid County and State do hereby certify that John T. Boyd personally appeared before me this day and acknowledged that (s)he is the Sr. Vice President of Atlantic Design Company, Inc., a New York corporation, and that by authority duly given and as an act of the corporation, the foregoing instrument was signed in its name by its ____________, sealed with its corporate seal and attested by him/her as____________________________.

     Witness my hand and notarial seal this 12th day of September, 1997.

                                         /s/ Janet Salyer
                                         --------------------------
                                         Notary Public

My Commission Expires:

My Commission Expires February 2, 1998
--------------------------------------
          (SEAL)

STATE OF South Carolina

COUNTY OF Greenville

     I, Juanita H. Gray, a Notary Public in and for the state and county aforesaid, do hereby certify that Blake P. Garrett Jr., general partner of Garrett and Garrett, a South Carolina partnership personally appeared before me this day and acknowledged the execution of the foregoing instrument on behalf of the said partnership.

     Witness my hand and official stamp or seal this 8th day of September, 1997.

                                    /s/ Juanita H. Gray
                                    ------------------------------
                                    Notary Public

My Commission Expires:

       May 31, 1999
    ------------------
         (SEAL)

STATE OF North Carolina

COUNTY OF Mecklenburg

     I, Angela D. Hawks, a Notary Public of the aforesaid County and State do hereby certify that Paul Walker personally appeared before me this day and acknowledged that (s)he is the President of SMT Centre S.E., Inc., a North Carolina corporation, and that by authority duly given and as an act of the corporation, the foregoing instrument was signed in its name by its President, sealed with its corporate seal and attested by him/her as Assistant Secretary.

     Witness my hand and notarial seal this 16 day of September, 1997.

                                    /s/ Angela D. Hawks
                                    ------------------------------------
                                    Notary Public

My Commission Expires:
Angela D. Hawks, Notary Public
Mecklenburg County, North Carolina
My Commission Expires 9/1/2001
------------------------------
          (SEAL)